UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2016

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California, 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 13, 2016, Viking Therapeutics, Inc. (the “Company”) will deliver a corporate presentation at the 8th Annual Biotech Showcase in San Francisco, California. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1Slide Presentation dated January 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2016	Viking Therapeutics, Inc.

	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Slide Presentation dated January 2016